UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-08034


                      FRANKLIN REAL ESTATE SECURITIES TRUST
                      -------------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                 ----------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area Code: (650) 312-2000
                                                    --------------
Date of fiscal year end: 4/30
                         ----

Date of reporting period:  4/30/10
                          --------

ITEM 1. REPORTS TO STOCKHOLDERS.






APRIL 30, 2010

ANNUAL REPORT
AND SHAREHOLDER LETTER

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

                                    (GRAPHIC)

                                                                          SECTOR

                                    FRANKLIN
                           REAL ESTATE SECURITIES FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1
ANNUAL REPORT
Franklin Real Estate Securities Fund ......................................    3
Performance Summary .......................................................    8
Your Fund's Expenses ......................................................   13
Important Notice to Shareholders ..........................................   15
Financial Highlights and Statement of Investments .........................   16
Financial Statements ......................................................   22
Notes to Financial Statements .............................................   26
Report of Independent Registered Public Accounting Firm ...................   35
Board Members and Officers ................................................   36
Shareholder Information ...................................................   41

Shareholder Letter

Dear Shareholder:

During the year ended April 30, 2010, the U.S. economy showed signs of an increasingly broad-based expansion while interest rates remained near all-time lows and inflation was muted. Although corporate and global economic data underscored some weak spots amid short-term improvements, by fourth quarter 2009 and into 2010, most companies beat consensus earnings estimates, aided by government incentives and a wave of restructuring and cost-cutting initiatives. U.S. equity markets enjoyed an unusually strong rally until first quarter 2010, when volatility returned as investors began to heed signs of overvaluation. In addition, concerns about some European countries' credit-worthiness contributed to significant market uncertainty. Investors also questioned the global recovery's sustainability as some government stimulus measures began to wind down. During the reporting period, U.S. Treasury yields rose and fell in response to wavering investor sentiment. The yield curve reached historically steep levels during the first quarter of 2010 and flattened only slightly by period-end.

We think it is important to put short-term market developments in perspective. Keep in mind we have navigated through past periods of high market volatility by remaining committed to our long-term perspective and disciplined investment philosophy. Although conditions remain challenging, our experience gives us reason to be optimistic about the potential for future market stabilization and economic recovery.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1

Franklin Real Estate Securities Fund's annual report goes into greater detail about prevailing conditions during the period under review. In addition, you will find performance data, financial information and a discussion from the portfolio managers. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us. As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market conditions.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Edward B. Jamieson

Edward B. Jamieson
President and Chief Executive Officer - Investment Management
Franklin Real Estate Securities Trust

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2010. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        2 | Not part of the annual report

Annual Report

Franklin Real Estate Securities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Real Estate Securities Fund seeks to maximize total return by investing at least 80% of its net assets in equity securities of companies in the real estate industry, including real estate investment trusts (REITs) and companies that derive at least half of their assets or revenues from the ownership, construction, management or sale of residential, commercial or industrial real estate.(1)

This annual report for Franklin Real Estate Securities Fund covers the fiscal year ended April 30, 2010.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

Franklin Real Estate Securities Fund - Class A delivered a +63.61% cumulative total return for the 12 months under review. The Fund underperformed its benchmark, the S&P(R) U.S. Property Index, which posted a +70.87% return, but outperformed its previous benchmark, the Standard & Poor's(R) 500 Index (S&P 500(R)), which had a +38.84% return for the same period.(2) The S&P U.S. Property Index replaced the S&P 500 as the Fund's benchmark because it better reflects the Fund's portfolio composition. You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

(1.) A REIT is a type of real estate company that is dedicated to owning and usually operating income-producing real estate properties such as apartments, hotels, industrial properties, office buildings or shopping centers. Equity REITs generally receive income from rents received, are generally operated by experienced property management teams and typically concentrate on a specific geographic region or property type.

(2.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P U.S. Property Index measures the investible universe of publicly traded property companies in the U.S. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 20.


                                Annual Report | 3

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 4/30/10

                                  (BAR CHART)

Specialized REITs                           25.9%
Retail REITs                                21.9%
Office REITs                                18.5%
Residential REITs                           17.3%
Diversified REITs                            7.0%
Industrial REITs                             5.5%
Other                                        1.3%
Short-Term Investments & Other Net Assets    2.6%

ECONOMIC AND MARKET OVERVIEW

The U.S. economy ended the fiscal year under review in much better shape than it began and showed signs of broad-based improvements. In the latter half of the period, U.S. manufacturing and exports posted gains, consumer spending and confidence rebounded from recessionary lows, and the services sector expanded for the first time in more than two years. However, challenges remained as mixed economic reports, elevated debt concerns surrounding the U.S. budget deficit and lack of job prospects for the unemployed hindered the economy's advance. Fourth quarter 2009 and first quarter 2010 corporate profit growth largely surpassed consensus estimates, which allowed businesses to begin restocking inventories that were depleted during the recession. Prices for new and previously occupied homes rose in most regions due to lower interest rates, a first-time homebuyer tax credit program, and prices dipping to levels that lured bargain hunters. Unfortunately, the housing sector overall remained weak as the pace of home sales and housing starts failed to gain traction.

The U.S. economy expanded at its fastest pace in six years during 2009's fourth quarter, led by large inventory adjustments, government spending, a revival of business investment and rising exports. U.S. economic output as measured by gross domestic product grew at an annualized rate of 5.6% in the fourth quarter, followed by an estimated annualized 3.0% advance in 2010's first quarter.(3) As renewed signs of a demand-led recovery emerged, oil prices jumped from $51 per barrel to $86 during the year under review. The April 2010 inflation rate was an annualized 2.2%.(4) Core inflation, which excludes food and energy costs, rose at a 0.9% annualized rate(4) and was below the Federal Reserve Board's (Fed's) informal target range of 1.5% to 2.0%.

Given few inflationary pressures and uncertainty surrounding the economic recovery, the Federal Open Market Committee (FOMC) announced it intended to hold the federal funds target rate in the 0% to 0.25% range "for an extended period" as it laid the groundwork for an eventual tightening of monetary policy. As the economy improved, the Fed began withdrawing more of the extraordinary support policies it had provided in response to the 2008 financial crisis. Late in the reporting period, the labor market improved somewhat as the economy began to add jobs, and the unemployment rate dropped from a 26-year high of 10.1% in October 2009 to 9.9% in April.(4)

(3.) Source: Bureau of Economic Analysis.

(4.) Source: Bureau of Labor Statistics.


                                4 | Annual Report

TOP 10 HOLDINGS
4/30/10

COMPANY                      % OF TOTAL
SECTOR/INDUSTRY              NET ASSETS
---------------              ----------
Simon Property Group Inc.
   RETAIL REITS                 8.6%
Host Hotels & Resorts Inc.
   SPECIALIZED REITS            6.6%
Boston Properties Inc.
   OFFICE REITS                 6.4%
Equity Residential
   RESIDENTIAL REITS            6.2%
Vornado Realty Trust
   DIVERSIFIED REITS            5.5%
Public Storage
   SPECIALIZED REITS            4.9%
Ventas Inc.
   SPECIALIZED REITS            4.9%
HCP Inc.
   SPECIALIZED REITS            3.7%
AvalonBay Communities Inc.
   RESIDENTIAL REITS            2.7%
AMB Property Corp.
   INDUSTRIAL REITS             2.6%

As investor confidence improved amid encouraging economic data, equity markets generally rallied, though the advance was uneven. On April 12, 2010, the Dow Jones Industrial Average (Dow) closed above 11,000, a level it had not reached in nearly 19 months. The rally was driven in part by investor optimism about corporate profits, a recovering economy and the announcement of a debt relief plan for the ailing Greek government. This achievement was largely symbolic, however, and volatile trading activity soon resumed. The market plunged after independent credit rating agency Standard & Poor's slashed its credit ratings for Spain, Greece and Portugal but rebounded after the FOMC announced it would keep interest rates stable and many companies released upbeat earnings reports.

For the 12 months under review, the blue chip stocks of the Dow delivered a +38.69% total return, while the broader S&P 500 posted a +38.84% total return and the technology-heavy NASDAQ Composite Index returned +44.63%.(5) All major industry groups posted gains for the period, with the strongest returns from the cyclical industrials, consumer discretionary and financials sectors.

INVESTMENT STRATEGY

We are research-driven, fundamental investors with an active investment strategy. We use a bottom-up, value-oriented, long-term approach that incorporates macro-level views in our evaluation process. We analyze individual stock and real estate market fundamentals including supply and demand trends and outlooks for various property types and regional markets while evaluating company management and a security's underlying properties.

MANAGER'S DISCUSSION

During the 12 months ended April 30, 2010, most of the Fund's positions contributed to its absolute performance as the stock market sharply rebounded from the lows of early 2009. Key contributors to the Fund's returns relative to the S&P U.S. Property Index included Developers Diversified Realty, Host Hotels & Resorts and UDR. Shares of Developers Diversified, a U.S. REIT that develops and owns shopping centers, rose in

(5.) Source: (C) 2010 Morningstar. The Dow is a price-weighted average based on the average market price of 30 blue chip stocks that are generally industry leaders. See footnote 2 for a description of the S&P 500. The NASDAQ Composite Index is a broad-based, market capitalization-weighted index designed to measure all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market.


                                Annual Report | 5
value over the 12-month period as businesses signed new leases and renewed existing ones during the economic recovery. The company also significantly reduced its debt load through equity and debt offerings and asset sales. In addition, Developers Diversified received a significant private equity infusion from the Ottos, a wealthy German family viewed as a savvy retail investor and owner/operator in Europe with a 24% stake in the company.

Host Hotels, which owns and operates 110 luxury hotels, benefited the Fund as investors purchased shares apparently assuming hotel revenues and profits could bounce back quickly as the economy improved. One of the reasons investors favored hotel stocks is a hotel stay is typically just a few days, a much smaller commitment compared with a five- to 10-year lease to rent office space or a store front. During the period under review, our analysis on Host Hotels helped the Fund as we determined that Wall Street analysts had underestimated the rebound in business travel. The Fund's overweighting in apartment REIT UDR, an owner/operator of sizable assets in the relatively stable Washington, DC, metro market, boosted relative returns as the company's share price climbed during the period. UDR experienced increased demand from tenants who preferred to rent instead of buy a home in the current residential home market. In addition, with relatively low rents, UDR achieved stable occupancy rates.

Despite the Fund's one-year gain, several holdings detracted from relative performance. These included Kimco Realty, Mack-Cali Realty and Apartment Investment & Management. Returns for Kimco, a shopping center REIT, and Mack-Cali, a suburban office REIT, trailed the S&P U.S. Property Index's return though they were still positive. Apartment Investment & Management enjoyed positive absolute performance, but the Fund's underweighting was a drag on relative results. In a year where the stock market rallied significantly, the Fund's cash position (short-term investments and other net assets), though small, hindered relative performance because an index holds no cash.

At period-end, we believe that the real estate sector, and U.S. REITs specifically, was at an attractive point in the economic cycle. Although valuations for certain REIT stocks may have rallied a bit too much for the short term, in our assessment, real estate and REITs could start to perform well over the next few years. Many companies' earnings could improve over time as the economic slowdown appears to us to have ended. Our analysis also pointed to selective opportunities in most U.S. REIT sectors because of reasonably favorable valuations. The Fund's REIT holdings have generally navigated economic downturns in the past, and appear to us to have emerged intact from the recent slowdown with sufficient liquidity. We believe these companies are likely to persevere due to conservative balance sheets, cash flow generation


                                6 | Annual Report
that is larger than dividend payout requirements, and ownership of higher quality "hard assets" in their respective markets. Our analysis also showed our REIT holdings could have the capacity to acquire future distressed opportunities to increase their asset base. Distressed selling may occur over the next few years among weaker REITs or other financially challenged companies, which could create opportunities for REITs with sufficient capacity to acquire quality assets at attractive valuations. In this challenging environment, we believe the portfolio's high income and low volatility strategy, in combination with our active management policy, has the potential to generate positive returns over time.

Thank you for your continued participation in Franklin Real Estate Securities Fund. We look forward to serving your future investment needs.

(PHOTO OF JOHN W. FOSTER)


/s/ John W. Foster
John W. Foster


(PHOTO OF DAVID LEVY)


/s/ David Levy
David Levy

Portfolio Management Team
Franklin Real Estate Securities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                Annual Report | 7

Performance Summary as of 4/30/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FREEX)                    CHANGE   4/30/10   4/30/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$4.73    $12.57    $7.84
DISTRIBUTIONS (5/1/09-4/30/10)
Dividend Income                  $0.1581
Tax Return of Capital            $0.0392
   Total                         $0.1973

CLASS B (SYMBOL: FBREX)                    CHANGE   4/30/10   4/30/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$4.65    $12.35    $7.70
DISTRIBUTIONS (5/1/09-4/30/10)
Dividend Income                  $0.1564
Tax Return of Capital            $0.0392
   Total                         $0.1956

CLASS C (SYMBOL: FRRSX)                    CHANGE   4/30/10   4/30/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$4.59    $12.23    $7.64
DISTRIBUTIONS (5/1/09-4/30/10)
Dividend Income                  $0.0963
Tax Return of Capital            $0.0392
   Total                         $0.1355

ADVISOR CLASS (SYMBOL: FRLAX)              CHANGE   4/30/10   4/30/09
-----------------------------              ------   -------   -------
Net Asset Value (NAV)                      +$4.76    $12.65    $7.89
DISTRIBUTIONS (5/1/09-4/30/10)
Dividend Income                  $0.1807
Tax Return of Capital            $0.0392
   Total                         $0.2199


                                8 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                           1-YEAR   5-YEAR   10-YEAR
-------                                          -------   ------   -------
Cumulative Total Return(1)                        +63.61%  -15.09%  +100.12%
Average Annual Total Return(2)                    +54.17%   -4.36%    +6.55%
Value of $10,000 Investment(3)                   $15,417   $8,004   $18,856
Avg. Ann. Total Return (3/31/10)(4)               +85.12%   -4.83%    +6.56%
   Total Annual Operating Expenses(5)    1.26%

CLASS B                                           1-YEAR   5-YEAR   10-YEAR
-------                                          -------   ------   -------
Cumulative Total Return(1)                        +63.69%  -16.79%   +89.18%
Average Annual Total Return(2)                    +59.69%   -3.83%    +6.58%
Value of $10,000 Investment(3)                   $15,969   $8,226   $18,918
Avg. Ann. Total Return (3/31/10)(4)              +92.33%    -4.30%    +6.59%
   Total Annual Operating Expenses(5)    1.26%

CLASS C                                           1-YEAR   5-YEAR   10-YEAR
-------                                          -------   ------   -------
Cumulative Total Return(1)                        +62.31%  -18.21%   +85.75%
Average Annual Total Return(2)                    +61.31%   -3.94%    +6.39%
Value of $10,000 Investment(3)                   $16,131   $8,179   $18,575
Avg. Ann. Total Return (3/31/10)(4)               +93.50%   -4.41%    +6.40%
   Total Annual Operating Expenses(5)    2.01%

ADVISOR CLASS                                     1-YEAR   5-YEAR   10-YEAR
-------------                                    -------   ------   -------
Cumulative Total Return(1)                        +63.98%  -14.06%  +105.18%
Average Annual Total Return(2)                    +63.98%   -2.98%    +7.45%
Value of $10,000 Investment(3)                   $16,398   $8,594   $20,518
Avg. Ann. Total Return (3/31/10)(4)               +96.62%   -3.46%    +7.46%
   Total Annual Operating Expenses(5)    1.01%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                                Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

                            CLASS A (5/1/00-4/30/10)

                               (PERFORMANCE GRAPH)

                FRANKLIN REAL ESTATE     S&P-500      S&P U.S.
   DATE      SECURITIES FUND - CLASS A    INDEX    PROPERTY INDEX
----------   -------------------------   -------   --------------
  5/1/2000             $ 9,425           $10,000       $10,000
 5/31/2000             $ 9,636           $ 9,795       $10,096
 6/30/2000             $10,099           $10,036       $10,398
 7/31/2000             $10,974           $ 9,879       $11,314
 8/31/2000             $10,602           $10,493       $10,904
 9/30/2000             $10,893           $ 9,939       $11,329
10/31/2000             $10,475           $ 9,897       $10,889
11/30/2000             $10,565           $ 9,117       $11,069
12/31/2000             $11,290           $ 9,161       $11,834
 1/31/2001             $11,517           $ 9,486       $11,951
 2/28/2001             $11,319           $ 8,621       $11,770
 3/31/2001             $11,252           $ 8,075       $11,918
 4/30/2001             $11,535           $ 8,703       $12,189
 5/31/2001             $11,479           $ 8,761       $12,521
 6/30/2001             $12,045           $ 8,548       $13,270
 7/31/2001             $11,744           $ 8,464       $13,014
 8/31/2001             $12,002           $ 7,934       $13,483
 9/30/2001             $11,376           $ 7,293       $12,988
10/31/2001             $10,955           $ 7,432       $12,608
11/30/2001             $11,760           $ 8,002       $13,299
12/31/2001             $12,153           $ 8,072       $13,673
 1/31/2002             $12,145           $ 7,955       $13,700
 2/28/2002             $12,433           $ 7,801       $13,918
 3/31/2002             $13,174           $ 8,095       $14,781
 4/30/2002             $13,352           $ 7,604       $14,895
 5/31/2002             $13,499           $ 7,548       $15,085
 6/30/2002             $13,744           $ 7,010       $15,489
 7/31/2002             $12,968           $ 6,464       $14,652
 8/31/2002             $12,960           $ 6,506       $14,691
 9/30/2002             $12,368           $ 5,799       $14,169
10/31/2002             $11,810           $ 6,310       $13,491
11/30/2002             $12,225           $ 6,681       $14,099
12/31/2002             $12,359           $ 6,288       $14,217
 1/31/2003             $12,030           $ 6,124       $13,828
 2/28/2003             $12,244           $ 6,032       $14,048
 3/31/2003             $12,471           $ 6,090       $14,344
 4/30/2003             $13,016           $ 6,592       $14,959
 5/31/2003             $13,898           $ 6,939       $15,813
 6/30/2003             $14,374           $ 7,028       $16,175
 7/31/2003             $14,931           $ 7,152       $17,043
 8/31/2003             $15,047           $ 7,291       $17,160
 9/30/2003             $15,505           $ 7,214       $17,746
10/31/2003             $15,810           $ 7,622       $18,070
11/30/2003             $16,520           $ 7,689       $18,851
12/31/2003             $17,011           $ 8,092       $19,456
 1/31/2004             $17,644           $ 8,241       $20,323
 2/29/2004             $18,135           $ 8,355       $20,667
 3/31/2004             $19,017           $ 8,229       $21,807
 4/30/2004             $16,326           $ 8,100       $18,624
 5/31/2004             $17,331           $ 8,211       $19,941
 6/30/2004             $17,879           $ 8,371       $20,515
 7/31/2004             $18,063           $ 8,094       $20,627
 8/31/2004             $19,444           $ 8,127       $22,284
 9/30/2004             $19,586           $ 8,215       $22,235
10/31/2004             $20,572           $ 8,340       $23,442
11/30/2004             $21,383           $ 8,678       $24,434
12/31/2004             $22,477           $ 8,973       $25,683
 1/31/2005             $21,163           $ 8,754       $23,579
 2/28/2005             $21,700           $ 8,938       $24,277
 3/31/2005             $21,384           $ 8,780       $23,859
 4/30/2005             $22,214           $ 8,614       $25,230
 5/31/2005             $22,950           $ 8,888       $26,135
 6/30/2005             $24,100           $ 8,900       $27,456
 7/31/2005             $25,268           $ 9,231       $29,388
 8/31/2005             $24,649           $ 9,147       $28,238
 9/30/2005             $24,685           $ 9,221       $28,299
10/31/2005             $24,288           $ 9,067       $27,660
11/30/2005             $25,358           $ 9,410       $28,796
12/31/2005             $25,449           $ 9,414       $28,797
 1/31/2006             $26,834           $ 9,663       $30,899
 2/28/2006             $26,903           $ 9,689       $31,461
 3/31/2006             $27,497           $ 9,810       $33,075
 4/30/2006             $26,656           $ 9,941       $31,810
 5/31/2006             $25,519           $ 9,655       $30,861
 6/30/2006             $26,058           $ 9,668       $32,479
 7/31/2006             $25,919           $ 9,728       $33,599
 8/31/2006             $26,953           $ 9,959       $34,947
 9/30/2006             $27,567           $10,216       $35,645
10/31/2006             $29,013           $10,549       $37,839
11/30/2006             $30,908           $10,750       $39,627
12/31/2006             $30,865           $10,900       $38,925
 1/31/2007             $32,349           $11,065       $42,266
 2/28/2007             $31,508           $10,849       $41,270
 3/31/2007             $30,097           $10,970       $40,304
 4/30/2007             $30,647           $11,456       $40,334
 5/31/2007             $30,881           $11,856       $40,280
 6/30/2007             $27,852           $11,659       $36,516
 7/31/2007             $24,628           $11,297       $33,591
 8/31/2007             $25,193           $11,467       $35,688
 9/30/2007             $25,344           $11,896       $37,213
10/31/2007             $25,427           $12,085       $37,644
11/30/2007             $23,353           $11,580       $34,058
12/31/2007             $22,290           $11,499       $32,335
 1/31/2008             $21,777           $10,810       $32,196
 2/29/2008             $21,085           $10,458       $30,948
 3/31/2008             $22,582           $10,413       $32,969
 4/30/2008             $23,857           $10,920       $34,876
 5/31/2008             $23,767           $11,062       $34,924
 6/30/2008             $21,410           $10,129       $31,047
 7/31/2008             $21,968           $10,044       $31,946
 8/31/2008             $22,344           $10,189       $32,696
 9/30/2008             $22,176           $ 9,281       $32,631
10/31/2008             $15,604           $ 7,723       $22,253
11/30/2008             $12,161           $ 7,169       $16,916
12/31/2008             $13,793           $ 7,245       $19,798
 1/31/2009             $11,161           $ 6,634       $16,334
 2/28/2009             $ 8,808           $ 5,928       $12,878
 3/31/2009             $ 9,029           $ 6,447       $13,328
 4/30/2009             $11,528           $ 7,064       $17,550
 5/31/2009             $11,734           $ 7,459       $17,942
 6/30/2009             $11,389           $ 7,474       $17,397
 7/31/2009             $12,527           $ 8,039       $19,230
 8/31/2009             $14,093           $ 8,330       $21,939
 9/30/2009             $14,964           $ 8,640       $23,385
10/31/2009             $14,206           $ 8,480       $22,216
11/30/2009             $15,188           $ 8,988       $23,750
12/31/2009             $16,160           $ 9,162       $25,458
 1/31/2010             $15,185           $ 8,832       $24,092
 2/28/2010             $16,070           $ 9,106       $25,425
 3/31/2010             $17,721           $ 9,656       $28,036
 4/30/2010             $18,856           $ 9,808       $29,988

AVERAGE ANNUAL TOTAL RETURN

CLASS A   4/30/10
-------   -------
1-Year     +54.17%
5-Year     -4.36%
10-Year    +6.55%

                            CLASS B (5/1/00-4/30/10)

                               (PERFORMANCE GRAPH)

                FRANKLIN REAL ESTATE     S&P 500       S&P U.S.
   DATE      SECURITIES FUND - CLASS B    INDEX    PROPERTY INDEX
----------   -------------------------   -------   --------------
  5/1/2000             $10,000           $10,000       $10,000
 5/31/2000             $10,210           $ 9,795       $10,096
 6/30/2000             $10,702           $10,036       $10,398
 7/31/2000             $11,618           $ 9,879       $11,314
 8/31/2000             $11,222           $10,493       $10,904
 9/30/2000             $11,522           $ 9,939       $11,329
10/31/2000             $11,070           $ 9,897       $10,889
11/30/2000             $11,159           $ 9,117       $11,069
12/31/2000             $11,918           $ 9,161       $11,834
 1/31/2001             $12,151           $ 9,486       $11,951
 2/28/2001             $11,933           $ 8,621       $11,770
 3/31/2001             $11,858           $ 8,075       $11,918
 4/30/2001             $12,151           $ 8,703       $12,189
 5/31/2001             $12,076           $ 8,761       $12,521
 6/30/2001             $12,674           $ 8,548       $13,270
 7/31/2001             $12,348           $ 8,464       $13,014
 8/31/2001             $12,606           $ 7,934       $13,483
 9/30/2001             $11,938           $ 7,293       $12,988
10/31/2001             $11,495           $ 7,432       $12,608
11/30/2001             $12,328           $ 8,002       $13,299
12/31/2001             $12,737           $ 8,072       $13,673
 1/31/2002             $12,722           $ 7,955       $13,700
 2/28/2002             $13,016           $ 7,801       $13,918
 3/31/2002             $13,775           $ 8,095       $14,781
 4/30/2002             $13,961           $ 7,604       $14,895
 5/31/2002             $14,101           $ 7,548       $15,085
 6/30/2002             $14,351           $ 7,010       $15,489
 7/31/2002             $13,536           $ 6,464       $14,652
 8/31/2002             $13,520           $ 6,506       $14,691
 9/30/2002             $12,894           $ 5,799       $14,169
10/31/2002             $12,309           $ 6,310       $13,491
11/30/2002             $12,728           $ 6,681       $14,099
12/31/2002             $12,864           $ 6,288       $14,217
 1/31/2003             $12,503           $ 6,124       $13,828
 2/28/2003             $12,728           $ 6,032       $14,048
 3/31/2003             $12,945           $ 6,090       $14,344
 4/30/2003             $13,514           $ 6,592       $14,959
 5/31/2003             $14,420           $ 6,939       $15,813
 6/30/2003             $14,901           $ 7,028       $16,175
 7/31/2003             $15,466           $ 7,152       $17,043
 8/31/2003             $15,579           $ 7,291       $17,160
 9/30/2003             $16,045           $ 7,214       $17,746
10/31/2003             $16,346           $ 7,622       $18,070
11/30/2003             $17,069           $ 7,689       $18,851
12/31/2003             $17,564           $ 8,092       $19,456
 1/31/2004             $18,205           $ 8,241       $20,323
 2/29/2004             $18,699           $ 8,355       $20,667
 3/31/2004             $19,595           $ 8,229       $21,807
 4/30/2004             $16,816           $ 8,100       $18,624
 5/31/2004             $17,835           $ 8,211       $19,941
 6/30/2004             $18,390           $ 8,371       $20,515
 7/31/2004             $18,572           $ 8,094       $20,627
 8/31/2004             $19,978           $ 8,127       $22,284
 9/30/2004             $20,112           $ 8,215       $22,235
10/31/2004             $21,108           $ 8,340       $23,442
11/30/2004             $21,929           $ 8,678       $24,434
12/31/2004             $23,045           $ 8,973       $25,683
 1/31/2005             $21,679           $ 8,754       $23,579
 2/28/2005             $22,208           $ 8,938       $24,277
 3/31/2005             $21,875           $ 8,780       $23,859
 4/30/2005             $22,722           $ 8,614       $25,230
 5/31/2005             $23,454           $ 8,888       $26,135
 6/30/2005             $24,610           $ 8,900       $27,456
 7/31/2005             $25,794           $ 9,231       $29,388
 8/31/2005             $25,140           $ 9,147       $28,238
 9/30/2005             $25,163           $ 9,221       $28,299
10/31/2005             $24,746           $ 9,067       $27,660
11/30/2005             $25,811           $ 9,410       $28,796
12/31/2005             $25,891           $ 9,414       $28,797
 1/31/2006             $27,284           $ 9,663       $30,899
 2/28/2006             $27,334           $ 9,689       $31,461
 3/31/2006             $27,924           $ 9,810       $33,075
 4/30/2006             $27,050           $ 9,941       $31,810
 5/31/2006             $25,881           $ 9,655       $30,861
 6/30/2006             $26,410           $ 9,668       $32,479
 7/31/2006             $26,257           $ 9,728       $33,599
 8/31/2006             $27,287           $ 9,959       $34,947
 9/30/2006             $27,885           $10,216       $35,645
10/31/2006             $29,336           $10,549       $37,839
11/30/2006             $31,236           $10,750       $39,627
12/31/2006             $31,165           $10,900       $38,925
 1/31/2007             $32,650           $11,065       $42,266
 2/28/2007             $31,776           $10,849       $41,270
 3/31/2007             $30,343           $10,970       $40,304
 4/30/2007             $30,882           $11,456       $40,334
 5/31/2007             $31,097           $11,856       $40,280
 6/30/2007             $28,029           $11,659       $36,516
 7/31/2007             $24,762           $11,297       $33,591
 8/31/2007             $25,315           $11,467       $35,688
 9/30/2007             $25,452           $11,896       $37,213
10/31/2007             $25,525           $12,085       $37,644
11/30/2007             $23,424           $11,580       $34,058
12/31/2007             $22,350           $11,499       $32,335
 1/31/2008             $21,841           $10,810       $32,196
 2/29/2008             $21,150           $10,458       $30,948
 3/31/2008             $22,644           $10,413       $32,969
 4/30/2008             $23,929           $10,920       $34,876
 5/31/2008             $23,839           $11,062       $34,924
 6/30/2008             $21,475           $10,129       $31,047
 7/31/2008             $22,034           $10,044       $31,946
 8/31/2008             $22,412           $10,189       $32,696
 9/30/2008             $22,243           $ 9,281       $32,631
10/31/2008             $15,651           $ 7,723       $22,253
11/30/2008             $12,198           $ 7,169       $16,916
12/31/2008             $13,835           $ 7,245       $19,798
 1/31/2009             $11,195           $ 6,634       $16,334
 2/28/2009             $ 8,835           $ 5,928       $12,878
 3/31/2009             $ 9,056           $ 6,447       $13,328
 4/30/2009             $11,563           $ 7,064       $17,550
 5/31/2009             $11,770           $ 7,459       $17,942
 6/30/2009             $11,424           $ 7,474       $17,397
 7/31/2009             $12,565           $ 8,039       $19,230
 8/31/2009             $14,135           $ 8,330       $21,939
 9/30/2009             $15,010           $ 8,640       $23,385
10/31/2009             $14,249           $ 8,480       $22,216
11/30/2009             $15,233           $ 8,988       $23,750
12/31/2009             $16,209           $ 9,162       $25,458
 1/31/2010             $15,231           $ 8,832       $24,092
 2/28/2010             $16,119           $ 9,106       $25,425
 3/31/2010             $17,774           $ 9,656       $28,036
 4/30/2010             $18,918           $ 9,808       $29,988

AVERAGE ANNUAL TOTAL RETURN

CLASS B   4/30/10
-------   -------
1-Year     +59.69%
5-Year      -3.83%
10-Year     +6.58%


                               10 | Annual Report

                            CLASS C (5/1/00-4/30/10)

                               (PERFORMANCE GRAPH)

                FRANKLIN REAL ESTATE     S&P 500      S&P U.S.
   DATE      SECURITIES FUND - CLASS C    INDEX    PROPERTY INDEX
----------   -------------------------   -------   --------------
  5/1/2000             $10,000           $10,000       $10,000
 5/31/2000             $10,211           $ 9,795       $10,096
 6/30/2000             $10,704           $10,036       $10,398
 7/31/2000             $11,618           $ 9,879       $11,314
 8/31/2000             $11,220           $10,493       $10,904
 9/30/2000             $11,518           $ 9,939       $11,329
10/31/2000             $11,071           $ 9,897       $10,889
11/30/2000             $11,160           $ 9,117       $11,069
12/31/2000             $11,914           $ 9,161       $11,834
 1/31/2001             $12,148           $ 9,486       $11,951
 2/28/2001             $11,937           $ 8,621       $11,770
 3/31/2001             $11,861           $ 8,075       $11,918
 4/30/2001             $12,148           $ 8,703       $12,189
 5/31/2001             $12,080           $ 8,761       $12,521
 6/30/2001             $12,673           $ 8,548       $13,270
 7/31/2001             $12,346           $ 8,464       $13,014
 8/31/2001             $12,605           $ 7,934       $13,483
 9/30/2001             $11,940           $ 7,293       $12,988
10/31/2001             $11,494           $ 7,432       $12,608
11/30/2001             $12,332           $ 8,002       $13,299
12/31/2001             $12,740           $ 8,072       $13,673
 1/31/2002             $12,725           $ 7,955       $13,700
 2/28/2002             $13,013           $ 7,801       $13,918
 3/31/2002             $13,774           $ 8,095       $14,781
 4/30/2002             $13,961           $ 7,604       $14,895
 5/31/2002             $14,101           $ 7,548       $15,085
 6/30/2002             $14,357           $ 7,010       $15,489
 7/31/2002             $13,531           $ 6,464       $14,652
 8/31/2002             $13,515           $ 6,506       $14,691
 9/30/2002             $12,891           $ 5,799       $14,169
10/31/2002             $12,296           $ 6,310       $13,491
11/30/2002             $12,724           $ 6,681       $14,099
12/31/2002             $12,853           $ 6,288       $14,217
 1/31/2003             $12,499           $ 6,124       $13,828
 2/28/2003             $12,724           $ 6,032       $14,048
 3/31/2003             $12,941           $ 6,090       $14,344
 4/30/2003             $13,505           $ 6,592       $14,959
 5/31/2003             $14,414           $ 6,939       $15,813
 6/30/2003             $14,892           $ 7,028       $16,175
 7/31/2003             $15,467           $ 7,152       $17,043
 8/31/2003             $15,581           $ 7,291       $17,160
 9/30/2003             $16,040           $ 7,214       $17,746
10/31/2003             $16,342           $ 7,622       $18,070
11/30/2003             $17,068           $ 7,689       $18,851
12/31/2003             $17,565           $ 8,092       $19,456
 1/31/2004             $18,200           $ 8,241       $20,323
 2/29/2004             $18,695           $ 8,355       $20,667
 3/31/2004             $19,595           $ 8,229       $21,807
 4/30/2004             $16,814           $ 8,100       $18,624
 5/31/2004             $17,837           $ 8,211       $19,941
 6/30/2004             $18,386           $ 8,371       $20,515
 7/31/2004             $18,568           $ 8,094       $20,627
 8/31/2004             $19,972           $ 8,127       $22,284
 9/30/2004             $20,109           $ 8,215       $22,235
10/31/2004             $21,108           $ 8,340       $23,442
11/30/2004             $21,924           $ 8,678       $24,434
12/31/2004             $23,035           $ 8,973       $25,683
 1/31/2005             $21,672           $ 8,754       $23,579
 2/28/2005             $22,212           $ 8,938       $24,277
 3/31/2005             $21,870           $ 8,780       $23,859
 4/30/2005             $22,711           $ 8,614       $25,230
 5/31/2005             $23,446           $ 8,888       $26,135
 6/30/2005             $24,606           $ 8,900       $27,456
 7/31/2005             $25,786           $ 9,231       $29,388
 8/31/2005             $25,138           $ 9,147       $28,238
 9/30/2005             $25,153           $ 9,221       $28,299
10/31/2005             $24,743           $ 9,067       $27,660
11/30/2005             $25,812           $ 9,410       $28,796
12/31/2005             $25,885           $ 9,414       $28,797
 1/31/2006             $27,284           $ 9,663       $30,899
 2/28/2006             $27,335           $ 9,689       $31,461
 3/31/2006             $27,917           $ 9,810       $33,075
 4/30/2006             $27,049           $ 9,941       $31,810
 5/31/2006             $25,875           $ 9,655       $30,861
 6/30/2006             $26,406           $ 9,668       $32,479
 7/31/2006             $26,252           $ 9,728       $33,599
 8/31/2006             $27,288           $ 9,959       $34,947
 9/30/2006             $27,878           $10,216       $35,645
10/31/2006             $29,335           $10,549       $37,839
11/30/2006             $31,234           $10,750       $39,627
12/31/2006             $31,165           $10,900       $38,925
 1/31/2007             $32,645           $11,065       $42,266
 2/28/2007             $31,779           $10,849       $41,270
 3/31/2007             $30,339           $10,970       $40,304
 4/30/2007             $30,880           $11,456       $40,334
 5/31/2007             $31,097           $11,856       $40,280
 6/30/2007             $28,024           $11,659       $36,516
 7/31/2007             $24,764           $11,297       $33,591
 8/31/2007             $25,320           $11,467       $35,688
 9/30/2007             $25,446           $11,896       $37,213
10/31/2007             $25,518           $12,085       $37,644
11/30/2007             $23,418           $11,580       $34,058
12/31/2007             $22,340           $11,499       $32,335
 1/31/2008             $21,815           $10,810       $32,196
 2/29/2008             $21,120           $10,458       $30,948
 3/31/2008             $22,599           $10,413       $32,969
 4/30/2008             $23,863           $10,920       $34,876
 5/31/2008             $23,758           $11,062       $34,924
 6/30/2008             $21,374           $10,129       $31,047
 7/31/2008             $21,930           $10,044       $31,946
 8/31/2008             $22,288           $10,189       $32,696
 9/30/2008             $22,099           $ 9,281       $32,631
10/31/2008             $15,542           $ 7,723       $22,253
11/30/2008             $12,103           $ 7,169       $16,916
12/31/2008             $13,721           $ 7,245       $19,798
 1/31/2009             $11,099           $ 6,634       $16,334
 2/28/2009             $ 8,748           $ 5,928       $12,878
 3/31/2009             $ 8,972           $ 6,447       $13,328
 4/30/2009             $11,444           $ 7,064       $17,550
 5/31/2009             $11,639           $ 7,459       $17,942
 6/30/2009             $11,283           $ 7,474       $17,397
 7/31/2009             $12,394           $ 8,039       $19,230
 8/31/2009             $13,954           $ 8,330       $21,939
 9/30/2009             $14,802           $ 8,640       $23,385
10/31/2009             $14,033           $ 8,480       $22,216
11/30/2009             $14,998           $ 8,988       $23,750
12/31/2009             $15,963           $ 9,162       $25,458
 1/31/2010             $14,991           $ 8,832       $24,092
 2/28/2010             $15,841           $ 9,106       $25,425
 3/31/2010             $17,451           $ 9,656       $28,036
 4/30/2010             $18,575           $ 9,808       $29,988

AVERAGE ANNUAL TOTAL RETURN

CLASS C   4/30/10
-------   -------
1-Year    +61.31%
5-Year     -3.94%
10-Year    +6.39%

			Advisor Class (5/1/00-4/30/10)

                              (PERFORMANCE GRAPH)

               FRANKLIN REAL ESTATE
                  SECURITIES FUND        S&P 500      S&P U.S.
   DATE           - ADVISOR CLASS         INDEX    PROPERTY INDEX
----------   -------------------------   -------   --------------
  5/1/2000            $10,000            $10,000       $10,000
 5/31/2000            $10,223            $ 9,795       $10,096
 6/30/2000            $10,720            $10,036       $10,398
 7/31/2000            $11,646            $ 9,879       $11,314
 8/31/2000            $11,260            $10,493       $10,904
 9/30/2000            $11,569            $ 9,939       $11,329
10/31/2000            $11,125            $ 9,897       $10,889
11/30/2000            $11,221            $ 9,117       $11,069
12/31/2000            $11,999            $ 9,161       $11,834
 1/31/2001            $12,240            $ 9,486       $11,951
 2/28/2001            $12,037            $ 8,621       $11,770
 3/31/2001            $11,971            $ 8,075       $11,918
 4/30/2001            $12,272            $ 8,703       $12,189
 5/31/2001            $12,212            $ 8,761       $12,521
 6/30/2001            $12,821            $ 8,548       $13,270
 7/31/2001            $12,501            $ 8,464       $13,014
 8/31/2001            $12,775            $ 7,934       $13,483
 9/30/2001            $12,111            $ 7,293       $12,988
10/31/2001            $11,672            $ 7,432       $12,608
11/30/2001            $12,527            $ 8,002       $13,299
12/31/2001            $12,947            $ 8,072       $13,673
 1/31/2002            $12,947            $ 7,955       $13,700
 2/28/2002            $13,253            $ 7,801       $13,918
 3/31/2002            $14,038            $ 8,095       $14,781
 4/30/2002            $14,243            $ 7,604       $14,895
 5/31/2002            $14,400            $ 7,548       $15,085
 6/30/2002            $14,669            $ 7,010       $15,489
 7/31/2002            $13,835            $ 6,464       $14,652
 8/31/2002            $13,835            $ 6,506       $14,691
 9/30/2002            $13,205            $ 5,799       $14,169
10/31/2002            $12,611            $ 6,310       $13,491
11/30/2002            $13,053            $ 6,681       $14,099
12/31/2002            $13,206            $ 6,288       $14,217
 1/31/2003            $12,847            $ 6,124       $13,828
 2/28/2003            $13,084            $ 6,032       $14,048
 3/31/2003            $13,323            $ 6,090       $14,344
 4/30/2003            $13,920            $ 6,592       $14,959
 5/31/2003            $14,860            $ 6,939       $15,813
 6/30/2003            $15,369            $ 7,028       $16,175
 7/31/2003            $15,972            $ 7,152       $17,043
 8/31/2003            $16,104            $ 7,291       $17,160
 9/30/2003            $16,594            $ 7,214       $17,746
10/31/2003            $16,928            $ 7,622       $18,070
11/30/2003            $17,686            $ 7,689       $18,851
12/31/2003            $18,217            $ 8,092       $19,456
 1/31/2004            $18,901            $ 8,241       $20,323
 2/29/2004            $19,425            $ 8,355       $20,667
 3/31/2004            $20,371            $ 8,229       $21,807
 4/30/2004            $17,495            $ 8,100       $18,624
 5/31/2004            $18,578            $ 8,211       $19,941
 6/30/2004            $19,168            $ 8,371       $20,515
 7/31/2004            $19,373            $ 8,094       $20,627
 8/31/2004            $20,859            $ 8,127       $22,284
 9/30/2004            $21,015            $ 8,215       $22,235
10/31/2004            $22,079            $ 8,340       $23,442
11/30/2004            $22,955            $ 8,678       $24,434
12/31/2004            $24,132            $ 8,973       $25,683
 1/31/2005            $22,724            $ 8,754       $23,579
 2/28/2005            $23,309            $ 8,938       $24,277
 3/31/2005            $22,976            $ 8,780       $23,859
 4/30/2005            $23,874            $ 8,614       $25,230
 5/31/2005            $24,672            $ 8,888       $26,135
 6/30/2005            $25,910            $ 8,900       $27,456
 7/31/2005            $27,171            $ 9,231       $29,388
 8/31/2005            $26,517            $ 9,147       $28,238
 9/30/2005            $26,553            $ 9,221       $28,299
10/31/2005            $26,136            $ 9,067       $27,660
11/30/2005            $27,284            $ 9,410       $28,796
12/31/2005            $27,389            $ 9,414       $28,797
 1/31/2006            $28,896            $ 9,663       $30,899
 2/28/2006            $28,970            $ 9,689       $31,461
 3/31/2006            $29,617            $ 9,810       $33,075
 4/30/2006            $28,715            $ 9,941       $31,810
 5/31/2006            $27,495            $ 9,655       $30,861
 6/30/2006            $28,075            $ 9,668       $32,479
 7/31/2006            $27,937            $ 9,728       $33,599
 8/31/2006            $29,068            $ 9,959       $34,947
 9/30/2006            $29,723            $10,216       $35,645
10/31/2006            $31,298            $10,549       $37,839
11/30/2006            $33,354            $10,750       $39,627
12/31/2006            $33,307            $10,900       $38,925
 1/31/2007            $34,913            $11,065       $42,266
 2/28/2007            $34,010            $10,849       $41,270
 3/31/2007            $32,503            $10,970       $40,304
 4/30/2007            $33,107            $11,456       $40,334
 5/31/2007            $33,371            $11,856       $40,280
 6/30/2007            $30,098            $11,659       $36,516
 7/31/2007            $26,619            $11,297       $33,591
 8/31/2007            $27,239            $11,467       $35,688
 9/30/2007            $27,395            $11,896       $37,213
10/31/2007            $27,497            $12,085       $37,644
11/30/2007            $25,252            $11,580       $34,058
12/31/2007            $24,115            $11,499       $32,335
 1/31/2008            $23,564            $10,810       $32,196
 2/29/2008            $22,819            $10,458       $30,948
 3/31/2008            $24,444            $10,413       $32,969
 4/30/2008            $25,817            $10,920       $34,876
 5/31/2008            $25,720            $11,062       $34,924
 6/30/2008            $23,183            $10,129       $31,047
 7/31/2008            $23,784            $10,044       $31,946
 8/31/2008            $24,203            $10,189       $32,696
 9/30/2008            $24,024            $ 9,281       $32,631
10/31/2008            $16,910            $ 7,723       $22,253
11/30/2008            $13,169            $ 7,169       $16,916
12/31/2008            $14,954            $ 7,245       $19,798
 1/31/2009            $12,100            $ 6,634       $16,334
 2/28/2009            $ 9,547            $ 5,928       $12,878
 3/31/2009            $ 9,800            $ 6,447       $13,328
 4/30/2009            $12,512            $ 7,064       $17,550
 5/31/2009            $12,734            $ 7,459       $17,942
 6/30/2009            $12,360            $ 7,474       $17,397
 7/31/2009            $13,588            $ 8,039       $19,230
 8/31/2009            $15,294            $ 8,330       $21,939
 9/30/2009            $16,244            $ 8,640       $23,385
10/31/2009            $15,425            $ 8,480       $22,216
11/30/2009            $16,501            $ 8,988       $23,750
12/31/2009            $17,566            $ 9,162       $25,458
 1/31/2010            $16,512            $ 8,832       $24,092
 2/28/2010            $17,469            $ 9,106       $25,425
 3/31/2010            $19,269            $ 9,656       $28,036
 4/30/2010            $20,518            $ 9,808       $29,988

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS   4/30/10
-------------   -------
1-Year          +63.98%
5-Year           -2.98%
10-Year          +7.45%


                               Annual Report | 11

ENDNOTES

INVESTING IN A NONDIVERSIFIED FUND CONCENTRATING IN REAL ESTATE SECURITIES INVOLVES SPECIAL RISKS, SUCH AS DECLINES IN THE VALUE OF REAL ESTATE AND INCREASED SUSCEPTIBILITY TO ADVERSE ECONOMIC OR REGULATORY DEVELOPMENTS AFFECTING THE SECTOR. THE FUND'S INVESTMENTS IN SMALL- AND MEDIUM-CAPITALIZATION STOCKS CARRY SPECIAL RISKS, SINCE THESE SECURITIES HAVE HISTORICALLY BEEN MORE VOLATILE IN PRICE THAN LARGER CAPITALIZATION STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.


(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Source: (C) 2010 Morningstar. The S&P U.S. Property Index measures the investible universe of publicly traded property companies in the U.S. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.


                               12 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/09      VALUE 4/30/10   PERIOD* 11/1/09-4/30/10
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,327.70              $ 7.62
Hypothetical (5% return before expenses)         $1,000           $1,018.25              $ 6.61

CLASS B
Actual                                           $1,000           $1,328.30              $ 7.50
Hypothetical (5% return before expenses)         $1,000           $1,018.35              $ 6.51

CLASS C
Actual                                           $1,000           $1,323.70              $11.87
Hypothetical (5% return before expenses)         $1,000           $1,014.58              $10.29

ADVISOR CLASS
Actual                                           $1,000           $1,330.20              $ 6.18
Hypothetical (5% return before expenses)         $1,000           $1,019.49              $ 5.36

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.32%; B: 1.30% net of expense waiver; C:
     2.06%; and Advisor: 1.07%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               14 | Annual Report

Important Notice to Shareholders

REVISED SECTION 19(A) NOTICE

The Fund's previous estimate of the sources from which its dividends of $0.1973 per share for Class A, $0.1956 per share for Class B, $0.1355 per share for Class C and $0.2199 for Advisor Class, which were paid on December 17, 2009 (ex-dividend date December 15, 2009), have been revised to reflect that $0.1581, $0.1564, $0.0963 and $0.1807 of such amounts represented a distribution of net investment income for Class A, Class B, Class C and Advisor Class, respectively; for each class $0.0000 of such amounts represented gain from the sale of securities; and for each class $0.0392 of such amounts represented a return of capital for tax purposes.


                               Annual Report | 15

Franklin Real Estate Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN REAL ESTATE SECURITIES FUND

                                                                      YEAR ENDED APRIL 30,
                                                    ----------------------------------------------------------
CLASS A                                               2010        2009           2008        2007        2006
-------                                             --------    --------      --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $   7.84    $  18.53      $  26.19    $  26.95    $  25.99
                                                    --------    --------      --------    --------    --------
Income from investment operations(a):
   Net investment income(b) .....................       0.15        0.36          0.46        0.44        0.50
   Net realized and unrealized gains (losses) ...       4.78       (9.75)        (6.38)       3.60        4.50
                                                    --------    --------      --------    --------    --------
Total from investment operations ................       4.93       (9.39)        (5.92)       4.04        5.00
                                                    --------    --------      --------    --------    --------
Less distributions from:
   Net investment income ........................      (0.16)      (0.36)        (0.48)      (0.42)      (0.61)
   Net realized gains ...........................         --       (0.94)        (1.26)      (4.38)      (3.43)
   Tax return of capital ........................      (0.04)         --            --          --          --
                                                    --------    --------      --------    --------    --------
Total distributions .............................      (0.20)      (1.30)        (1.74)      (4.80)      (4.04)
                                                    --------    --------      --------    --------    --------
Contingent deferred sales charges retained by
   the Fund(c) ..................................         --(d)       --(d)         --(d)       --          --
Redemption fees(e) ..............................         --          --(d)         --(d)       --(d)       --(d)
                                                    --------    --------      --------    --------    --------
Net asset value, end of year ....................   $  12.57    $   7.84      $  18.53    $  26.19    $  26.95
                                                    ========    ========      ========    ========    ========
Total return(f) .................................      63.61%     (51.68)%(g)   (22.16)%     14.97%      20.00%
RATIOS TO AVERAGE NET ASSETS
Expenses(h) .....................................       1.32%       1.22%         0.99%       0.96%       0.88%
Net investment income ...........................       1.54%       2.92%         2.21%       1.63%       1.84%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $182,793    $140,567      $364,296    $751,489    $808,892
Portfolio turnover rate .........................      58.27%     134.36%        94.51%      15.51%      42.09%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Effective October 1, 2009, the fund no longer retains contingent deferred sales charges.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(g) The Trust's advisor fully reimbursed the Fund for a loss on transactions not meeting the Fund's investment guidelines, which otherwise would have reduced total return by 0.31%. See Note 9.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               16 | Annual Report

Franklin Real Estate Securities Trust

FRANKLIN REAL ESTATE SECURITIES FUND

                                                                                 YEAR ENDED APRIL 30,
                                                               --------------------------------------------------------
CLASS B                                                         2010        2009          2008        2007        2006
-------                                                        ------     -------       -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................   $ 7.70     $ 18.25       $ 25.80     $ 26.62     $ 25.77
                                                               ------     -------       -------     -------     -------
Income from investment operations(a):
   Net investment income(b) ................................     0.16        0.36          0.34        0.24        0.30
   Net realized and unrealized gains (losses) ..............     4.69       (9.61)        (6.27)       3.55        4.45
                                                               ------     -------       -------     -------     -------
Total from investment operations ...........................     4.85       (9.25)        (5.93)       3.79        4.75
                                                               ------     -------       -------     -------     -------
Less distributions from:
   Net investment income ...................................    (0.16)      (0.36)        (0.36)      (0.23)      (0.47)
   Net realized gains ......................................       --       (0.94)        (1.26)      (4.38)      (3.43)
   Tax return of capital ...................................    (0.04)         --            --          --          --
                                                               ------     -------       -------     -------     -------
Total distributions ........................................    (0.20)      (1.30)        (1.62)      (4.61)      (3.90)
                                                               ------     -------       -------     -------     -------
Contingent deferred sales charges retained by the Fund(c) ..       --(d)       --(d)         --(d)       --          --
Redemption fees(e) .........................................       --          --(d)         --(d)       --(d)       --(d)
                                                               ------     -------       -------     -------     -------
Net asset value, end of year ...............................   $12.35     $  7.70       $ 18.25     $ 25.80     $ 26.62
                                                               ======     =======       =======     =======     =======
Total return(f) ............................................    63.69%     (51.73)%(g)   (22.51)%     14.17%      19.05%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by affiliates(h) .......     1.74%       1.22%         1.55%       1.70%       1.63%
Expenses net of waiver and payments by affiliates ..........     1.31%       1.22%         1.55%       1.70%       1.63%
Net investment income ......................................     1.55%       2.92%         1.65%       0.89%       1.09%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................   $6,959     $ 7,110       $23,998     $57,353     $71,458
Portfolio turnover rate ....................................    58.27%     134.36%        94.51%      15.51%      42.09%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Effective October 1, 2009, the fund no longer retains contingent deferred sales charges.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(g) The Trust's advisor fully reimbursed the Fund for a loss on transactions not meeting the Fund's investment guidelines, which otherwise would have reduced total return by 0.31%. See Note 9.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Franklin Real Estate Securities Trust

FRANKLIN REAL ESTATE SECURITIES FUND

                                                                                   YEAR ENDED APRIL 30,
                                                               -----------------------------------------------------------
CLASS C                                                          2010        2009          2008        2007         2006
-------                                                        -------     -------       -------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................   $  7.64     $ 18.13       $ 25.66     $  26.50     $  25.66
                                                               -------     -------       -------     --------     --------
Income from investment operations(a):
   Net investment income(b) ................................      0.07        0.26          0.30         0.24         0.30
   Net realized and unrealized gains (losses) ..............      4.66       (9.54)        (6.25)        3.53         4.44
                                                               -------     -------       -------     --------     --------
Total from investment operations ...........................      4.73       (9.28)        (5.95)        3.77         4.74
                                                               -------     -------       -------     --------     --------
Less distributions from:
   Net investment income ...................................     (0.10)      (0.27)        (0.32)       (0.23)       (0.47)
   Net realized gains ......................................        --       (0.94)        (1.26)       (4.38)       (3.43)
   Tax return of capital ...................................     (0.04)         --            --           --           --
                                                               -------     -------       -------     --------     --------
Total distributions ........................................     (0.14)      (1.21)        (1.58)       (4.61)       (3.90)
                                                               -------     -------       -------     --------     --------
Contingent deferred sales charges retained by the Fund(c) ..        --(d)       --(d)         --(d)        --           --
Redemption fees(e) .........................................        --          --(d)         --(d)        --(d)        --(d)
                                                               -------     -------       -------     --------     --------
Net asset value, end of year ...............................   $ 12.23     $  7.64       $ 18.13     $  25.66     $  26.50
                                                               =======     =======       =======     ========     ========
Total return(f) ............................................     62.31%     (52.04)%(g)   (22.72)%      14.16%       19.10%
RATIOS TO AVERAGE NET ASSETS
Expenses(h) ................................................      2.07%       1.97%         1.74%        1.70%        1.62%
Net investment income ......................................      0.79%       2.17%         1.46%        0.89%        1.10%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................   $43,732     $27,610       $74,259     $155,247     $192,172
Portfolio turnover rate ....................................     58.27%     134.36%        94.51%       15.51%       42.09%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Effective October 1, 2009, the fund no longer retains contingent deferred sales charges.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(g) The Trust's advisor fully reimbursed the Fund for a loss on transactions not meeting the Fund's investment guidelines, which otherwise would have reduced total return by 0.31%. See Note 9.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Franklin Real Estate Securities Trust

FRANKLIN REAL ESTATE SECURITIES FUND

                                                                                 YEAR ENDED APRIL 30,
                                                               --------------------------------------------------------
ADVISOR CLASS                                                   2010        2009          2008        2007        2006
-------------                                                  ------     --------      -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................   $ 7.89     $ 18.62       $ 26.32     $ 27.06     $ 26.06
                                                               ------     -------       -------     -------     -------
Income from investment operations(a):
   Net investment income(b) ................................     0.17        0.34          0.58        0.51        0.58
   Net realized and unrealized gains (losses) ..............     4.81       (9.74)        (6.48)       3.61        4.52
                                                               ------     -------       -------     -------     -------
Total from investment operations ...........................     4.98       (9.40)        (5.90)       4.12        5.10
                                                               ------     -------       -------     -------     -------
Less distributions from:
   Net investment income ...................................    (0.18)      (0.39)        (0.54)      (0.48)      (0.67)
   Net realized gains ......................................       --       (0.94)        (1.26)      (4.38)      (3.43)
   Tax return of capital ...................................    (0.04)         --            --          --          --
                                                               ------     -------       -------     -------     -------
Total distributions ........................................    (0.22)      (1.33)        (1.80)      (4.86)      (4.10)
                                                               ------     -------       -------     -------     -------
Contingent deferred sales charges retained by the Fund(c) ..       --(d)       --(d)         --(d)       --          --
Redemption fees(e) .........................................       --          --(d)         --(d)       --(d)       --(d)
                                                               ------     -------       -------     -------     -------
Net asset value, end of year ...............................   $12.65     $  7.89       $ 18.62     $ 26.32     $ 27.06
                                                               ======     =======       =======     =======     =======
Total return ...............................................    63.98%     (51.53)%(f)   (22.02)%     15.29%      20.28%
RATIOS TO AVERAGE NET ASSETS
Expenses(g) ................................................     1.07%       0.97%         0.74%       0.71%       0.63%
Net investment income ......................................     1.79%       3.17%         2.46%       1.88%       2.09%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................   $5,308     $ 1,979       $ 3,751     $49,723     $48,368
Portfolio turnover rate ....................................    58.27%     134.36%        94.51%      15.51%      42.09%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Effective October 1, 2009, the fund no longer retains contingent deferred sales charges.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) The Trust's advisor fully reimbursed the Fund for a loss on transactions not meeting the Fund's investment guidelines, which otherwise would have reduced total return by 0.31%. See Note 9.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Franklin Real Estate Securities Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2010

    FRANKLIN REAL ESTATE SECURITIES FUND                                  SHARES        VALUE
    ------------------------------------                                ---------   ------------
    COMMON STOCKS 97.4%
    DIVERSIFIED REITS 7.0%
    Liberty Property Trust ..........................................     102,200   $  3,455,382
    Vornado Realty Trust ............................................     158,945     13,251,245
                                                                                    ------------
                                                                                      16,706,627
                                                                                    ------------
    HOTELS, RESORTS & CRUISE LINES 0.6%
    Starwood Hotels & Resorts Worldwide Inc. ........................      28,400      1,548,084
                                                                                    ------------
    INDUSTRIAL REITS 5.5%
    AMB Property Corp. ..............................................     224,800      6,262,928
    DuPont Fabros Technology Inc. ...................................     105,500      2,338,935
    ProLogis ........................................................     351,800      4,633,206
                                                                                    ------------
                                                                                      13,235,069
                                                                                    ------------
    OFFICE REITS 18.5%
    Alexandria Real Estate Equities Inc. ............................      72,400      5,126,644
    BioMed Realty Trust Inc. ........................................      30,000        555,300
    Boston Properties Inc. ..........................................     194,000     15,298,840
    Corporate Office Properties Trust ...............................      85,100      3,442,295
    Digital Realty Trust Inc. .......................................      90,700      5,324,090
    Douglas Emmett Inc. .............................................     112,400      1,881,576
    Government Properties Income Trust ..............................      70,600      1,913,966
    Highwoods Properties Inc. .......................................      63,400      2,026,898
    Kilroy Realty Corp. .............................................      61,100      2,142,166
    Mack-Cali Realty Corp. ..........................................      87,900      3,020,244
    SL Green Realty Corp. ...........................................      53,900      3,350,963
                                                                                    ------------
                                                                                      44,082,982
                                                                                    ------------
    REAL ESTATE OPERATING COMPANIES 0.7%
(a) Forest City Enterprises Inc., A .................................     106,500      1,645,425
                                                                                    ------------
    RESIDENTIAL REITS 17.3%
    Apartment Investment & Management Co., A ........................     138,100      3,094,821
    AvalonBay Communities Inc. ......................................      62,972      6,551,607
    BRE Properties Inc. .............................................      27,900      1,165,104
    Camden Property Trust ...........................................      98,100      4,750,983
    Equity Lifestyle Properties Inc. ................................      80,700      4,479,657
    Equity Residential ..............................................     324,544     14,692,107
    Essex Property Trust Inc. .......................................      12,000      1,269,840
    UDR Inc. ........................................................     263,762      5,357,006
                                                                                    ------------
                                                                                      41,361,125
                                                                                    ------------
    RETAIL REITS 21.9%
    Cedar Shopping Centers Inc. .....................................     182,000      1,448,720
    Developers Diversified Realty Corp. .............................     360,407      4,429,402
    Federal Realty Investment Trust .................................      55,200      4,271,928
    General Growth Properties Inc. ..................................      63,743      1,000,765
    Kimco Realty Corp. ..............................................     277,900      4,332,461
    The Macerich Co. ................................................      79,821      3,568,797
    National Retail Properties Inc. .................................     166,800      3,924,804
    Realty Income Corp. .............................................      93,900      3,078,981
    Regency Centers Corp. ...........................................      99,900      4,100,895
    Simon Property Group Inc. .......................................     229,900     20,465,698


                               20 | Annual Report

Franklin Real Estate Securities Trust

    FRANKLIN REAL ESTATE SECURITIES FUND                                  SHARES        VALUE
    ------------------------------------                                ---------   ------------
    COMMON STOCKS (CONTINUED)
    RETAIL REITS (CONTINUED)
    Tanger Factory Outlet Centers Inc. ..............................      21,500   $    894,400
    Taubman Centers Inc. ............................................      16,000        693,920
                                                                                    ------------
                                                                                      52,210,771
                                                                                    ------------
    SPECIALIZED REITS 25.9%
    HCP Inc. ........................................................     276,500      8,881,180
    Health Care REIT Inc. ...........................................      99,300      4,461,549
    Hersha Hospitality Trust ........................................     233,600      1,347,872
    Host Hotels & Resorts Inc. ......................................     976,600     15,879,516
    LaSalle Hotel Properties ........................................      92,200      2,429,470
    Nationwide Health Properties Inc. ...............................      96,900      3,393,438
(a) Pebblebrook Hotel Trust .........................................      45,300        892,410
    Public Storage ..................................................     121,300     11,755,183
(a) Strategic Hotels & Resorts Inc. .................................     173,600      1,114,512
    Ventas Inc. .....................................................     246,142     11,625,286
                                                                                    ------------
                                                                                      61,780,416
                                                                                    ------------
    TOTAL COMMON STOCKS (COST $136,104,380) .........................                232,570,499
                                                                                    ------------
    SHORT TERM INVESTMENTS (COST $6,105,882) 2.6%
    MONEY MARKET FUNDS 2.6%
(b) Institutional Fiduciary Trust Money Market Portfolio, 0.00% .....   6,105,882      6,105,882
                                                                                    ------------
    TOTAL INVESTMENTS (COST $142,210,262) 100.0% ....................                238,676,381
    OTHER ASSETS, LESS LIABILITIES 0.0%(c) ..........................                    114,815
                                                                                    ------------
    NET ASSETS 100.0% ...............................................               $238,791,196
                                                                                    ============

See Abbreviations on page 34.

(a)  Non-income producing.

(b) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(c)  Rounds to less than 0.1% of net assets.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 21

Franklin Real Estate Securities Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2010

                                                                                  FRANKLIN
                                                                                REAL ESTATE
                                                                              SECURITIES FUND
                                                                              ---------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .........................................    $ 136,104,380
      Cost - Sweep Money Fund (Note 7) ....................................        6,105,882
                                                                               -------------
      Total cost of investments ...........................................    $ 142,210,262
                                                                               =============
      Value - Unaffiliated issuers ........................................    $ 232,570,499
      Value - Sweep Money Fund (Note 7) ...................................        6,105,882
                                                                               -------------
      Total value of investments ..........................................      238,676,381
   Receivables:
      Capital shares sold .................................................          892,868
      Dividends ...........................................................          241,151
   Other assets ...........................................................              497
                                                                               -------------
         Total assets .....................................................      239,810,897
                                                                               -------------
Liabilities:
   Payables:
      Capital shares redeemed .............................................          687,514
      Affiliates ..........................................................          218,354
   Unaffiliated transfer agent fees .......................................           67,648
   Accrued expenses and other liabilities .................................           46,185
                                                                               -------------
         Total liabilities ................................................        1,019,701
                                                                               -------------
            Net assets, at value ..........................................    $ 238,791,196
                                                                               =============
Net assets consist of:
   Paid-in capital ........................................................    $ 285,264,770
   Net unrealized appreciation (depreciation) .............................       96,466,119
   Accumulated net realized gain (loss) ...................................     (142,939,693)
                                                                               -------------
            Net assets, at value ..........................................    $ 238,791,196
                                                                               =============

   The accompanying notes are an integral part of these financial statements.


                               22 | Annual Report

Franklin Real Estate Securities Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2010

                                                                                  FRANKLIN
                                                                                REAL ESTATE
                                                                              SECURITIES FUND
                                                                              ---------------
CLASS A:
   Net assets, at value ...................................................    $ 182,792,733
                                                                               -------------
   Shares outstanding .....................................................       14,543,966
                                                                               -------------
   Net asset value per share(a) ...........................................    $       12.57
                                                                               -------------
   Maximum offering price per share (net asset value per share / 94.25%) ..    $       13.34
                                                                               -------------
CLASS B:
   Net assets, at value ...................................................    $   6,958,560
                                                                               -------------
   Shares outstanding .....................................................          563,416
                                                                               -------------
   Net asset value and maximum offering price per share(a) ................    $       12.35
                                                                               -------------
CLASS C:
   Net assets, at value ...................................................    $  43,732,166
                                                                               -------------
   Shares outstanding .....................................................        3,576,602
                                                                               -------------
   Net asset value and maximum offering price per share(a) ................    $       12.23
                                                                               -------------
ADVISOR CLASS:
   Net assets, at value ...................................................    $   5,307,737
                                                                               -------------
   Shares outstanding .....................................................          419,704
                                                                               -------------
   Net asset value and maximum offering price per share ...................    $       12.65
                                                                               -------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 23

Franklin Real Estate Securities Trust

STATEMENT OF OPERATIONS
for the year ended April 30, 2010

                                                                                   FRANKLIN
                                                                                 REAL ESTATE
                                                                               SECURITIES FUND
                                                                               ---------------
Investment income:
   Dividends:
      Unaffiliated issuers .................................................    $  5,824,814
      Sweep Money Fund (Note 7) ............................................             168
                                                                                ------------
         Total investment income ...........................................       5,824,982
                                                                                ------------
Expenses:
   Management fees (Note 3a) ...............................................       1,128,976
   Distribution fees: (Note 3c)
      Class A ..............................................................         399,465
      Class B ..............................................................          46,613
      Class C ..............................................................         337,327
   Transfer agent fees (Note 3e) ...........................................         804,004
   Custodian fees (Note 4) .................................................           2,468
   Reports to shareholders .................................................          86,708
   Registration and filing fees ............................................          80,881
   Professional fees .......................................................          52,042
   Trustees' fees and expenses .............................................          11,924
   Other ...................................................................          15,848
                                                                                ------------
         Total expenses ....................................................       2,966,256
         Expense reductions (Note 4) .......................................              (2)
         Expenses waived/paid by affiliates (Note 3c) ......................         (30,015)
                                                                                ------------
            Net expenses ...................................................       2,936,239
                                                                                ------------
               Net investment income .......................................       2,888,743
                                                                                ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ..........................................................      14,539,563
      Realized gain distributions from REITs ...............................       1,788,654
                                                                                ------------
            Net realized gain (loss) .......................................      16,328,217
                                                                                ------------
      Net change in unrealized appreciation (depreciation) on investments ..      81,161,041
                                                                                ------------
Net realized and unrealized gain (loss) ....................................      97,489,258
                                                                                ------------
Net increase (decrease) in net assets resulting from operations ............    $100,378,001
                                                                                ============

   The accompanying notes are an integral part of these financial statements.


                               24 | Annual Report

Franklin Real Estate Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   FRANKLIN REAL ESTATE
                                                                                      SECURITIES FUND
                                                                               ----------------------------
                                                                                   YEAR ENDED APRIL 30,
                                                                               ----------------------------
                                                                                   2010            2009
                                                                               ------------   -------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ................................................   $  2,888,743   $   8,290,010
      Net realized gain (loss) from investments, foreign currency
         transactions and realized gain distributions from REITs ...........     16,328,217    (151,790,510)
      Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in
         foreign currencies ................................................     81,161,041     (86,074,540)
      Net increase from payments by affiliates and net losses realized on the disposal of investments in violation of restrictions
         (Note 9) ..........................................................             --       1,153,995
                                                                               ------------   -------------
            Net increase (decrease) in net assets resulting from
               operations ..................................................    100,378,001    (228,421,045)
                                                                               ------------   -------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...........................................................     (2,664,085)     (6,722,673)
         Class B ...........................................................       (118,245)       (422,448)
         Class C ...........................................................       (346,451)     (1,062,302)
         Advisor Class .....................................................        (48,176)        (78,272)
      Net realized gains:
         Class A ...........................................................             --     (17,167,711)
         Class B ...........................................................             --        (971,910)
         Class C ...........................................................             --      (3,381,052)
         Advisor Class .....................................................             --        (223,653)
      Tax return of capital:
         Class A ...........................................................       (631,767)             --
         Class B ...........................................................        (27,359)             --
         Class C ...........................................................       (133,348)             --
         Advisor Class .....................................................        (11,564)             --
                                                                               ------------   -------------
   Total distributions to shareholders .....................................     (3,980,995)    (30,030,021)
                                                                               ------------   -------------
   Capital share transactions: (Note 2)
         Class A ...........................................................    (33,255,615)    (20,634,930)
         Class B ...........................................................     (3,382,605)     (4,714,620)
         Class C ...........................................................        (54,594)     (5,787,022)
         Advisor Class .....................................................      1,819,607         533,067
                                                                               ------------   -------------
   Total capital share transactions ........................................    (34,873,207)    (30,603,505)
                                                                               ------------   -------------
   Contingent deferred sales charges retained by the Fund ..................            878          15,469
   Redemption fees .........................................................             --             310
                                                                               ------------   -------------
            Net increase (decrease) in net assets ..........................     61,524,677    (289,038,792)
Net assets:
   Beginning of year .......................................................    177,266,519     466,305,311
                                                                               ------------   -------------
   End of year .............................................................   $238,791,196   $ 177,266,519
                                                                               ------------   -------------
Undistributed net investment income included in net assets:
   End of year .............................................................   $         --   $     207,497
                                                                               ------------   -------------

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 25

Franklin Real Estate Securities Trust

NOTES TO FINANCIAL STATEMENTS

FRANKLIN REAL ESTATE SECURITIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Real Estate Securities Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of one fund, the Franklin Real Estate Securities Fund (Fund). The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange


                               26 | Annual Report

Franklin Real Estate Securities Trust

FRANKLIN REAL ESTATE SECURITIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. As of April 30, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund's financial statements. Open tax years are those that remain subject to examination by such taxing authorities, which in the case of the U.S. is three years after the filing of a fund's tax return.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


                               Annual Report | 27

Franklin Real Estate Securities Trust

FRANKLIN REAL ESTATE SECURITIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                               28 | Annual Report

Franklin Real Estate Securities Trust

FRANKLIN REAL ESTATE SECURITIES FUND

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                          YEAR ENDED APRIL 30,
                                         -----------------------------------------------------
                                                    2010                        2009
                                         -------------------------   -------------------------
                                           SHARES        AMOUNT        SHARES        AMOUNT
                                         ----------   ------------   ----------   ------------
CLASS A SHARES:
   Shares sold .......................    4,268,997   $ 42,180,930    4,298,229   $ 51,550,550
   Shares issued in reinvestment of
      distributions ..................      316,139      3,066,157    2,412,877     22,383,792
   Shares redeemed ...................   (7,969,298)   (78,502,702)  (8,446,515)   (94,569,272)
                                         ----------   ------------   ----------   ------------
   Net increase (decrease) ...........   (3,384,162)  $(33,255,615)  (1,735,409)  $(20,634,930)
                                         ==========   ============   ==========   ============
CLASS B SHARES:
   Shares sold .......................       34,781   $    330,447       46,772   $    564,929
   Shares issued in reinvestment of
      distributions ..................       14,224        134,646      137,767      1,273,808
   Shares redeemed ...................     (408,704)    (3,847,698)    (576,415)    (6,553,357)
                                         ----------   ------------   ----------   ------------
   Net increase (decrease) ...........     (359,699)  $ (3,382,605)    (391,876)  $ (4,714,620)
                                         ==========   ============   ==========   ============
CLASS C SHARES:
   Shares sold .......................      825,938   $  8,275,548      626,743   $  7,986,858
   Shares issued in reinvestment of
      distributions ..................       43,619        425,145      446,296      3,973,094
   Shares redeemed ...................     (908,157)    (8,755,287)  (1,553,703)   (17,746,974)
                                         ----------   ------------   ----------   ------------
   Net increase (decrease) ...........      (38,600)  $    (54,594)    (480,664)  $ (5,787,022)
                                         ==========   ============   ==========   ============
ADVISOR CLASS SHARES:
   Shares sold .......................      243,052   $  2,591,549      123,937   $  1,323,111
   Shares issued in reinvestment of
      distributions ..................        5,550         54,236       29,806        272,668
   Shares redeemed ...................      (79,840)      (826,178)    (104,308)    (1,062,712)
                                         ----------   ------------   ----------   ------------
   Net increase (decrease) ...........      168,762   $  1,819,607       49,435   $    533,067
                                         ==========   ============   ==========   ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Franklin Templeton Institutional, LLC (FT Institutional)        Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                               Annual Report | 29

Franklin Real Estate Securities Trust

FRANKLIN REAL ESTATE SECURITIES FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to FT Institutional based on the month-end net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                         NET ASSETS
----------   ---------------------------------------------------
  0.625%     Up to and including $100 million
  0.500%     Over $100 million, up to and including $250 million
  0.450%     Over $250 million, up to and including $7.5 billion
  0.440%     Over $7.5 billion, up to and including $10 billion
  0.430%     Over $10 billion, up to and including $12.5 billion
  0.420%     Over $12.5 billion, up to and including $15 billion
  0.400%     In excess of $15 billion

B. ADMINISTRATIVE FEES

Under an agreement with FT Institutional, FT Services provides administrative services to the Fund. The fee is paid by FT Institutional based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A .....   0.25%
Class B .....   1.00%(a)
Class C .....   1.00%

(a) The Class B maximum annual plan rate consists of a dealer-service fee of 0.25% and an asset based sales charge of 0.75%. For the period from December 17, 2007 through September 30, 2009, the Fund temporarily discontinued payments of the asset-based sales charge in accordance with NASD Rule 2830, which sets forth a maximum aggregate sales charge payable by a fund. Because the maximum aggregate sales charge adjusts based on certain factors, payments of the asset-based sales charge could have resumed on October 1, 2009. However, Distributors has voluntarily agreed to waive the asset-based sales charge until further notice to the Board of Trustees.


                               30 | Annual Report

Franklin Real Estate Securities Trust

FRANKLIN REAL ESTATE SECURITIES FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ............................................   $81,793
Contingent deferred sales charges retained ...................   $12,055

E. TRANSFER AGENT FEES

For the year ended April 30, 2010, the Fund paid transfer agent fees of $804,004, of which $545,258 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended April 30, 2010, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2010, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:

2017 ....   $32,158,781
2018 ....    63,919,027
            -----------
            $96,077,808
            ===========

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At April 30, 2010, the Fund deferred realized capital losses of $1,883,172.


                               Annual Report | 31

Franklin Real Estate Securities Trust

FRANKLIN REAL ESTATE SECURITIES FUND

5. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended April 30, 2010 and 2009, was as follows:

                                    2010          2009
                                 ----------   -----------
Distributions paid from:
   Ordinary income ...........   $3,176,957   $ 8,289,159
   Long term capital gain ....           --    21,740,862
                                 ----------   -----------
                                 $3,176,957   $30,030,021
   Return of capital .........      804,038            --
                                 ----------   -----------
                                 $3,980,995   $30,030,021
                                 ==========   ===========

Due to ROC and capital gain adjustments to previously recorded dividends received by the Fund for certain securities, a portion of the distributions paid for the year ending April 30, 2010 is determined to be a return of capital for federal income tax purposes.

At April 30, 2010, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ..........................   $187,188,975
                                                 ============
Unrealized appreciation ......................   $ 58,448,056
Unrealized depreciation ......................     (6,960,650)
                                                 ------------
Net unrealized appreciation (depreciation) ...   $ 51,487,406
                                                 ============

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and regulatory settlement.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2010, aggregated $114,771,813 and $149,457,156, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Persuant to a SEC exemptive order specific to the Fund's investment in the Sweep Money Fund, management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                               32 | Annual Report

Franklin Real Estate Securities Trust

FRANKLIN REAL ESTATE SECURITIES FUND

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively "Borrowers"), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended April 30, 2010, the Fund did not utilize the Global Credit Facility.

9. INVESTMENT RESTRICTIONS

During the year ended April 30, 2009, the Fund inadvertently breached one of its investment restrictions. For the year ended April 30, 2009, the Fund incurred a loss of $1,153,995 on the investments. FT Institutional reimbursed the Fund for such losses incurred which is reflected in the Statements of Changes in Net Assets.

10. FAIR VALUE MEASUREMENTS

The Trust follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At April 30, 2010, all of the Fund's investments in securities carried at fair value were in Level 1 inputs. For detailed industry descriptions, see the accompanying Statement of Investments.


                               Annual Report | 33

Franklin Real Estate Securities Trust

FRANKLIN REAL ESTATE SECURITIES FUND

11. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update which enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund believes the adoption of this Accounting Standards Update will not have a material impact on its financial statements.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

SELECTED PORTFOLIO

REIT - Real Estate Investment Trust


                               34 | Annual Report

Franklin Real Estate Securities Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FRANKLIN REAL ESTATE SECURITIES FUND

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN REAL ESTATE SECURITIES
FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Real Estate Securities Fund (the "Fund") at April 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

San Francisco, California
June 16, 2010


                               Annual Report | 35

Franklin Real Estate Securities Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investment fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED         BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------          ---------------  ------------------  -----------------------  -------------------------------------
HARRIS J. ASHTON (1932)      Trustee          Since 1993          131                      Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

SAM GINN (1937)              Trustee          Since 2007          108                      ICO Global Communications (Holdings)
One Franklin Parkway                                                                       Limited (satellite company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and
Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)      Trustee          Since 2005          131                      Hess Corporation (exploration and
One Franklin Parkway                                                                       refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906                                                                   Company (processed foods and allied
                                                                                           products), RTI International Metals,
                                                                                           Inc. (manufacture and distribution
                                                                                           of titanium), Canadian National
                                                                                           Railway (railroad) and White
                                                                                           Mountains Insurance Group, Ltd.
                                                                                           (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

FRANK W.T. LAHAYE (1929)     Trustee          Since 1993          107                      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).


                               36 | Annual Report

                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED         BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------          ---------------  ------------------  -----------------------  -------------------------------------
J. MICHAEL LUTTIG (1954)     Trustee          Since               131                      Boeing Capital Corporation (aircraft
One Franklin Parkway                          December 2009                                financing).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and formerly, Federal Appeals
Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

FRANK A. OLSON (1932)        Trustee          Since 2007          131                      Hess Corporation (exploration and
One Franklin Parkway                                                                       refining of oil and gas) and Sentient
San Mateo, CA 94403-1906                                                                   Jet (private jet service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive
Officer (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)     Trustee          Since 2007          139                      Cbeyond, Inc. (business
One Franklin Parkway                                                                       communications provider).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)        Lead             Trustee since       108                      None
One Franklin Parkway         Independent      2006 and Lead
San Mateo, CA 94403-1906     Trustee          Independent
                                              Trustee since
                                              2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial
Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President
- Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company
(consulting firm) (1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED         BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------          ---------------  ------------------  -----------------------  -------------------------------------
**CHARLES B. JOHNSON (1933)  Trustee and      Since 1993          131                      None
One Franklin Parkway         Chairman of
San Mateo, CA 94403-1906     the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 37

                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED         BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------          ---------------  ------------------  -----------------------  -------------------------------------
**GREGORY E. JOHNSON (1961)  Trustee          Since 2007          88                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin
Templeton Investments.

JAMES M. DAVIS (1952)        Chief            Chief Compliance    Not Applicable           Not Applicable
One Franklin Parkway         Compliance       Officer since 2004
San Mateo, CA 94403-1906     Officer and      and Vice President
                             Vice President   - AML Compliance
                             - AML            since 2006
                             Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources,
Inc. (1994-2001).

LAURA F. FERGERSON (1962)    Chief            Since 2009          Not Applicable           Not Applicable
One Franklin Parkway         Executive
San Mateo, CA 94403-1906     Officer -
                             Finance and
                             Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

GASTON GARDEY (1967)         Treasurer,       Since 2009          Not Applicable           Not Applicable
One Franklin Parkway         Chief Financial
San Mateo, CA 94403-1906     Officer and
                             Chief
                             Accounting
                             Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton
Investments.

ALIYA S. GORDON (1973)       Vice President   Since 2009          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

DAVID P. GOSS (1947)         Vice President   Since 2000          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.


                               38 | Annual Report

                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED         BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------          ---------------  ------------------  -----------------------  -------------------------------------
STEVEN J. GRAY (1955)        Vice President   Since               Not Applicable           Not Applicable
One Franklin Parkway                          August 2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and
officer of 45 of the investment companies in Franklin Templeton Investments.

EDWARD B. JAMIESON (1948)    President and    Since April         Not Applicable           Not Applicable
One Franklin Parkway         Chief            2010
San Mateo, CA 94403-1906     Executive
                             Officer -
                             Investment
                             Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton
Institutional, LLC; officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of 10 of the investment companies in Franklin Templeton Investments.

ROBERT C. ROSSELOT (1960)    Vice President   Since               Not Applicable           Not Applicable
500 East Broward Blvd.                        August 2009
Suite 2100
Fort Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President
and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of
the South; and officer of 45 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)     Vice President   Since 2006          Not Applicable           Not Applicable
One Franklin Parkway         and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.


                               Annual Report | 39

                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED         BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------          ---------------  ------------------  -----------------------  -------------------------------------
CRAIG S. TYLE (1960)         Vice President   Since 2005          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources.

Note 1: Charles B. Johnson is the father of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH A AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPALS AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               40 | Annual Report

Franklin Real Estate Securities Trust

SHAREHOLDER INFORMATION

FRANKLIN REAL ESTATE SECURITIES FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a Board meeting held April 13, 2010, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Trust (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund


                               Annual Report | 41

Franklin Real Estate Securities Trust

FRANKLIN REAL ESTATE SECURITIES FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to management's conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management's efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The Board also noted management's efforts to minimize any negative impact on the nature and quality of services provided the Fund arising from Franklin Templeton Investments' implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares for the 12-month period ended January 31, 2010, and the previous 10-year


                               42 | Annual Report

Franklin Real Estate Securities Trust

FRANKLIN REAL ESTATE SECURITIES FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

periods ended that date in comparison with a performance universe consisting of all retail and institutional real estate funds as selected by Lipper. The Lipper report showed the Fund's total return to be in the lowest quintile of the performance universe for the one-year period, and on an annualized basis to also be in the lowest quintile of such universe for the previous three-, five- and 10-year periods. In discussing the Fund's comparative underperformance for the one-year period, management stated that the largest factor was the Fund's need to maintain a cash position sufficient to accommodate net redemptions experienced during such period, although stock selection and sector weighting were contributing factors. Management also discussed steps being taken to improve performance and noted that the Fund's previous portfolio manager had been replaced in 2008. The Board was not satisfied with the Fund's investment performance as shown in the Lipper report and intends to continuously monitor future results, but believes that more time is needed to establish a meaningful performance record for its current portfolio management team. The Board also noted that the Fund's actual total return for the one-year period as shown in the Lipper report exceeded 36%.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund's most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis considers administrative charges as being part of management fees and total expenses for comparative consistency are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the Fund's contractual investment management fee rate, as well as its actual total expense ratio to both be in the least expensive quintile of its Lipper expense group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its respective Lipper expense group.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services


                               Annual Report | 43

Franklin Real Estate Securities Trust

FRANKLIN REAL ESTATE SECURITIES FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

to the Fund during the 12-month period ended September 30, 2009, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager's parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund's Board. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the Fund's investment management agreement provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets and 0.45% on the next $7.25 billion of assets, with


                               44 | Annual Report

Franklin Real Estate Securities Trust

FRANKLIN REAL ESTATE SECURITIES FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

breakpoints continuing in stages thereafter until declining to a final breakpoint of 0.40% on assets in excess of $15 billion. The Fund had assets of approximately $221 million at the end of 2009 and management expressed its view that the existing fee schedule reaches a relatively low rate quickly as the Fund grows and anticipates economies of scale as shown in the favorable effective management fee and expense comparisons within its Lipper expense group. The Board believes that to the extent any economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

HOUSEHOLDING OF REPORTS AND PROSPECTUSES

You will receive the Fund's financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.


                               Annual Report | 45

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

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

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

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A SUMMARY PROSPECTUS AND/OR PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ A PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Conservative Allocation Fund(3)
Franklin Templeton Growth Allocation Fund(3)
Franklin Templeton Moderate Allocation Fund(3)
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(4)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(5)

NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(6)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(7)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(8)
Michigan(8)
Minnesota(8)
Missouri
New Jersey
New York(7)
North Carolina
Ohio(8)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 5/1/10, the Franklin Templeton Target Funds changed their name to the Franklin Templeton Allocation Funds. The funds' investment goals and principal investment strategies remained unchanged.

(4.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(5.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6.) The fund invests primarily in insured municipal securities.

(7.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(8.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

07/10                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN REAL ESTATE SECURITIES FUND

INVESTMENT MANAGER
Franklin Templeton Institutional, LLC

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

(C) 2010 Franklin Templeton Investments. All rights reserved.

192 A 06/10








ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $25,261 for the fiscal year ended April 30, 2010 and $26,297 for the fiscal year ended April 30, 2009.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $762 for the fiscal year ended April 30, 2010 and $6,000 for the fiscal year ended April 30, 2009. The services for which these fees were paid included tax compliance and advice.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended April 30, 2010 and $348 for the fiscal year ended April 30, 2009. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended April 30, 2010 and $283,729 for the fiscal year ended April 30, 2009. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $762 for the fiscal year ended April 30, 2010 and $290,077 for the fiscal year ended April 30, 2009.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A


ITEM 6. SCHEDULE OF INVESTMENTS. N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.                N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
                N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.      N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


      ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS
AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


FRANKLIN REAL ESTATE SECURITIES TRUST


By /s/LAURA F. FERGERSON
   ------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  June 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
   ------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  June 25, 2010


By /s/GASTON GARDEY
   ---------------------
      Gaston Gardey
      Chief Financial Officer and Chief Accounting Officer
Date  June 25, 2010